UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2007 (August 31, 2007)
TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)
410 17th Street, Suite 1850
Denver, CO 80202
(Address of principal executive offices, including zip code)
(303) 565-4600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     (b) Effective as of September 1, 2007, Teton Energy Corporation (the “Company”) appointed William P. Brand to the position of Interim Chief Financial Officer of the Company. The appointment follows Bill I. Pennington’s resignation as CFO, which was effective as of August 31, 2007. Mr. Brand will serve as Interim CFO in addition to his current positions with the Company as Controller and Chief Accounting Officer, positions he has held since December 2006. Mr. Brand will serve as Interim CFO until a permanent CFO is named.
     During 2005 and 2006, prior to joining the Company, Mr. Brand, age 51, was Vice President of Finance of PRB Energy, an integrated oil and gas exploration and gathering company with development activities in the Rocky Mountain States. During 2003 to 2005, Mr. Brand was a consultant for Hudson Highland/JMT Financial Partners, where he was the firm's oil and gas industry practice director responsible for planning, executing and leading selected client projects. These projects included Sarbanes-Oxley 404 compliance, SEC and other financial reporting projects, including participating in the Qwest Communications International restatement project. During 2001 to 2003, Mr. Brand was the Controller and Finance Director for Orica USA Inc., an international manufacturer and distributor of mining services products, where he was responsible for financial reporting, planning and analysis, external and internal audits, insurance and risk management, pension plan administration, acquisition due diligence and U.S. and Canadian tax and statutory filings. Mr. Brand also served as the International Financial Manager/Director at Media One and U.S. West International, now AT&T Wireless International Inc. Mr. Brand began his career at BHP Petroleum, Inc. (formerly Monsanto Oil and Monsanto Company). Mr. Brand holds a Bachelor of Science in Administrative Sciences and a Master of Business Administration from Southern Illinois University, and is a CPA, State of Texas, inactive.
     The Company announced Mr. Brand’s appointment by press release on August 31, 2007, a copy of which is attached hereto as Exhibit 99.1
SECTION 7 — REGULATION FD.
ITEM 7.01. REGULATION FD DISCLOSURE.
     On August 31, 2007, the Company announced that William P. Brand was appointed to the position of Interim CFO effective as of September 1, 2007. Additional information regarding this event may be found under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers,” above. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company dated August 31, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: August 31, 2007	TETON ENERGY CORPORATION

	By:	/s/ Karl F. Arleth

Karl F. Arleth Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated August 31, 2007